Filed pursuant to Rule 497(a)(1)
File No. 333-172550
Rule 482 ad
Fidus Investment Corporation Closes Initial Public Offering of Common Stock
EVANSTON, Ill., June 24, 2011 — Fidus Investment Corporation (“Fidus”) (NASDAQ: FDUS) , a principal investment company providing customized financing solutions to lower middle-market companies, today announced the closing of its initial public offering of 4,670,000 shares of common stock at a price of $15.00 per share. Fidus raised approximately $63.9 million after deducting underwriting discounts and commissions and estimated offering expenses.
Morgan Keegan & Company, Inc., Robert W. Baird & Co. Incorporated and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, served as joint book-running managers for the initial public offering. Oppenheimer & Co. Inc. served as co-manager for the initial public offering.
Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The offering may be made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from the Prospectus Department at Morgan Keegan at 50 N. Front Street, 12th Floor, Memphis, Tennessee 38103.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the common stock referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
ABOUT FIDUS INVESTMENT CORPORATION
Fidus Investment Corporation provides customized mezzanine debt and equity financing solutions to lower middle-market companies, which generally are defined as U.S. based companies having revenues between $10.0 million and $150.0 million. Fidus’s investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Fidus’s control, and that Fidus may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Fidus undertakes no obligation to update any such statement now or in the future.
SOURCE: Fidus Investment Corporation
CONTACT: Fidus Investment Corporation
Edward H. Ross, Chairman and Chief Executive Officer
eross@fiduspartners.com / (847) 859-3940